SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 25, 2000




                    USA GROUP SECONDARY MARKET SERVICES, INC.
               (Exact name of Registrant as Specified in Charter)

Delaware                          333-77301                35-1872185
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(State or Other                   (Commission              (IRS Employer
(Jurisdiction of Incorporation)   File Number)             Identification No.)



           30 South Merdian Street, Indianapolis, Indiana 46204-3503
           ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (317) 951-5640


                                 Not Applicable
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

In connection with the offering of SMS Student Loan Trust 2000-A Floating Rate Asset Backed Notes, Class A-1 and Class A-2 (the "Senior Notes") pursuant to a Prospectus dated January 12, 2000 and a Prospectus Supplement dated January 12, 2000, Stroock & Stroock & Lavan LLP has prepared a tax opinion attached hereto as Exhibit 8.1

The Senior Notes will be issued pursuant to an Indenture (the "Indenture"), dated as of January 1, 2000, between the SMS Student Loan Trust 2000-A and Bankers Trust Company, as indenture trustee.

Capitalized terms not defined herein have the meanings assigned in the Indenture.


Item 7.  Financial statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              EXHIBIT NO.
              -----------

              8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to federal tax matters

                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           USA GROUP SECONDARY MARKET
                           SERVICES, INC. as originator of the Trust
                                                                    (Registrant)


                           By: /s/ Cheryl E. Watson
                              ---------------------
                              Name: Cheryl E. Watson
                              Title: Senior Vice President and
                                     Chief Financial Officer

Date:  February 2, 2000



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                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

      8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to federal tax matters